Exhibit 10.1

FIFTH AMENDMENT TO FORBEARANCE AGREEMENT TO

FIRST LIEN INDENTURE

This FIFTH AMENDMENT TO FORBEARANCE AGREEMENT (this “Fifth Amendment”) is entered into as of June 4, 2015, by and among Saratoga Resources, Inc. (the “Issuer”), the Guarantors party to the First Lien Indenture (collectively, with Issuer, the “Credit Parties”) and the holders of Notes issued under the First Lien Indenture party hereto (each, a “Noteholder” and together, the “Noteholders”).  Unless otherwise defined in this Fifth Amendment, capitalized terms used herein shall have the meanings ascribed to them in the First Lien Forbearance Agreement.

RECITALS

A.

Issuer, the other Credit Parties and the Noteholders entered into a Forbearance Agreement to First Lien Indenture, dated January 30, 2015, and amended March 2, 2015, March 16, 2015, April 30, 2015 and May 18, 2015 (the “First Lien Forbearance Agreement”).

B.

Issuer has requested that the First Lien Forbearance Agreement be amended to extend the Forbearance Period to up to and including June 12, 2015 on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing, the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.

Amendment.

Section 3(b)(iii) of the First Lien Forbearance Agreement is hereby amended to delete “May 8, 2015” and to insert, in place of such date, “June 12, 2015.”

Section 3(b) of the First Lien Forbearance Agreement is hereby amended to delete the parenthetical definition of “Termination Event” in the first sentence thereof and to insert, in place of such definition, the following:

“(the occurrence of clause (i), (ii), (iii), (iv) or (v) below, a “Termination Event”)”

Section 3(b) of the First Lien Forbearance Agreement is hereby amended to delete the word “or” immediately prior to clause (iv) in the first sentence thereof.

Section 3(b) of the First Lien Forbearance Agreement is hereby amended to insert a new clause (v) at the end of the first sentence thereof, which shall read as follows:

“, or (v) the Issuer’s entering into any settlement agreement with Harvest Operating, LLC or its affiliates (“Harvest”) without the prior written consent of the Noteholders, or the effectiveness of which settlement agreement is not expressly conditioned on the prior written consent of the Noteholders.”

The First Lien Forbearance Agreement is hereby amended to insert a new Section 4(p), which shall read as follows:

“On or prior to June 10, 2015, Issuer shall deliver to the Noteholders a counter-proposal and term sheet in response to the Noteholders’ proposed term sheet, dated June 2, 2015, for a proposal to obtain restructuring or repayment of the outstanding Obligations under the First Lien Indenture.”

The First Lien Forbearance Agreement is hereby amended to insert a new Section 4(q), which shall read as follows:

“Issuer shall (i) promptly update the Noteholders on any developments in settlement negotiations with Harvest with respect to its judgment against Issuer and (ii) promptly deliver any proposals submitted by either Issuer or Harvest with respect to such settlement negotiations.”

SECTION 2.

Effectiveness.

This Fifth Amendment shall become effective at the time (the “Fifth Amendment Effective Date”) that all of the following conditions precedent have been met (or waived) as determined by the Noteholders in their sole discretion:

(a)

Amendment.  The Noteholders shall have received duly executed signature pages for this Fifth Amendment signed by the Noteholders, Issuer and the other Credit Parties.

(b)

Second Lien Forbearance Agreement Amendment.  The Noteholders, Issuer and the other Credit Parties shall have executed and delivered an amendment to that certain Forbearance Agreement to Second Lien Indenture, dated as of January 30, 2015 and amended as of March 2, 2015, March 16, 2015, April 30, 2015 and May 18, 2015, pursuant to which the Noteholders shall have agreed to extend the Forbearance Period to up to and including June 12, 2015 on the terms and conditions set forth therein.

SECTION 3.

General Release; Indemnity.

(a)

In consideration of, among other things, the Noteholders’ execution and delivery of this Fifth Amendment, each of Issuer and the other Credit Parties, on behalf of itself and its agents, representatives, officers, directors, advisors, employees, subsidiaries, affiliates, successors and assigns (collectively, “Releasors”), hereby forever agrees and covenants not to sue or prosecute against any Releasee (as hereinafter defined) for and hereby forever waives, releases and discharges, to the fullest extent permitted by law, each Releasee (as hereinafter defined) from any and all claims (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), actions, causes of action, suits, debts, accounts, interests, liens, promises, warranties, damages and consequential damages, demands, agreements, bonds, bills, specialties, covenants, controversies, variances, trespasses, judgments, executions, costs, expenses or claims whatsoever, that such Releasor now has or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity (collectively, the “Claims”), against any or all of the Noteholders and Trustee in any capacity and their respective affiliates, subsidiaries, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, agents, attorneys, advisors and other representatives of each of the foregoing (collectively, the “Releasees”), based in whole or in part on facts, whether or not now known, existing on or before the Fifth Amendment Effective Date, that relate to, arise out of or otherwise are in connection with: (i) any or all of the First Lien Documents or transactions contemplated thereby or any actions or omissions in connection therewith or (ii) any aspect of the dealings or relationships between or among Issuer and the other Credit Parties, on the one hand, and any or all of the Noteholders and Trustee, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof.  The receipt by Issuer or any other Credit Party of any financial accommodations made by any Noteholder or the Trustee after the date hereof shall constitute a ratification, adoption, and confirmation by such party of the foregoing general release of all Claims against the Releasees that are based in whole or in part on facts, whether or not now known or unknown, existing on or prior to the date of receipt of any such financial accommodations.  In entering into this Fifth Amendment, Issuer and each other Credit Party consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity thereof.  The provisions of this Section shall survive the termination of this Fifth Amendment, the First Lien Indenture, the other First Lien Documents and payment in full of the Obligations.

(b)

Issuer and the other Credit Parties each hereby agrees that it shall be, jointly and severally, obligated to indemnify and hold the Releasees harmless with respect to any and all liabilities, obligations, losses, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by the Releasees, or any of them, whether direct, indirect or consequential, as a result of or arising from or relating to any proceeding by or on behalf of any Person, including, without limitation, the respective officers, directors, agents, trustees, creditors, partners or shareholders of Issuer, any other Credit Party, or any of their respective Subsidiaries, whether threatened or initiated, in respect of any claim for legal or equitable remedy under any statute, regulation or common law principle arising from or in connection with the negotiation, preparation, execution, delivery, performance, administration and enforcement of the First Lien Indenture, the other First Lien Documents, this Fifth Amendment or any other document executed and/or delivered in connection herewith or therewith; provided, that neither Issuer nor any other Credit Party shall have any obligation to indemnify or hold harmless any Releasee hereunder with respect to liabilities to the extent they result from the gross negligence or willful misconduct of that Releasee as finally determined by a court of competent jurisdiction.  If and to the extent that the foregoing undertaking may be unenforceable for any reason, Issuer and other Credit Parties each agrees to make the maximum contribution to the payment and satisfaction thereof that is permissible under applicable law.  The foregoing indemnity shall survive the termination of this Fifth Amendment, the First Lien Indenture, the other First Lien Documents and the payment in full of the Obligations.

(c)

Each of Issuer and the other Credit Parties, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by Issuer or any other Credit Party pursuant to Section 3(a) hereof.  If Issuer, any other Credit Party or any of its successors, assigns or other legal representatives violates the foregoing covenant, Issuer and the other Credit Parties, each for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

SECTION 4.

No Modifications.

Except as amended hereby, the First Lien Forbearance Agreement remains unmodified and in full force and effect, and nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the First Lien Forbearance Agreement or any of the other First Lien Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Noteholders reserve all rights, privileges and remedies under the First Lien Forbearance Agreement.  This Amendment shall constitute a First Lien Document.

SECTION 5.

Governing Law; Consent to Jurisdiction and Venue.

THE LAW OF THE STATE OF NEW YORK SHALL GOVERN ALL MATTERS ARISING OUT OF, IN CONNECTION WITH OR RELATING TO THIS FIFTH AMENDMENT, INCLUDING, WITHOUT LIMITATION, ITS VALIDITY, INTERPRETATION, CONSTRUCTION, PERFORMANCE AND ENFORCEMENT (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST).  ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS FIFTH AMENDMENT SHALL BE BROUGHT EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AND, BY EXECUTION AND DELIVERY OF THIS FIFTH AMENDMENT, EACH OF THE NOTEHOLDER AND THE OTHER CREDIT PARTIES HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS; PROVIDED THAT NOTHING IN THIS FIFTH AMENDMENT SHALL LIMIT THE RIGHT OF THE NOTEHOLDERS TO COMMENCE ANY PROCEEDING IN THE FEDERAL OR STATE COURTS OF ANY OTHER JURISDICTION TO THE EXTENT THE NOTEHOLDERS DETERMINE THAT SUCH ACTION IS NECESSARY OR APPROPRIATE TO EXERCISE THEIR RIGHTS OR REMEDIES UNDER THE FIRST LIEN DOCUMENTS.  THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON

CONVENIENS, THAT ANY OF THEM MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH JURISDICTIONS.  EACH CREDIT PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND OTHER DOCUMENTS AND OTHER SERVICE OF PROCESS OF ANY KIND AND CONSENTS TO SUCH SERVICE IN ANY SUIT, ACTION OR PROCEEDING BROUGHT IN THE UNITED STATES OF AMERICA WITH RESPECT TO OR OTHERWISE ARISING OUT OF OR IN CONNECTION WITH THIS FIFTH AMENDMENT BY ANY MEANS PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, INCLUDING BY THE MAILING THEREOF (BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID) TO THE ADDRESS OF THE ISSUER SPECIFIED IN THE FIRST LIEN INDENTURE (AND SHALL BE EFFECTIVE WHEN SUCH MAILING SHALL BE EFFECTIVE, AS PROVIDED THEREIN).  EACH CREDIT PARTY AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING CONTAINED IN THIS SECTION 5 SHALL AFFECT THE RIGHT OF THE NOTEHOLDERS TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE REQUIREMENTS OF LAW OR COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY CREDIT PARTY IN ANY OTHER JURISDICTION.

SECTION 6.

Counterparts.

This Fifth Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart.  Any party hereto may execute and deliver a counterpart of this Fifth Amendment by delivering by facsimile or other electronic transmission a signature page of this Fifth Amendment signed by such party, and any such facsimile or other electronic signature shall be treated in all respects as having the same effect as an original signature.  Any party delivering by facsimile or other electronic transmission a counterpart executed by it shall promptly thereafter also deliver a manually signed counterpart of this Fifth Amendment; provided that the failure to deliver such manually signed counterpart shall not affect the validity or effectiveness of this Fifth Amendment.

[Signature pages to follow]

IN WITNESS WHEREOF, this Fifth Amendment to First Lien Forbearance Agreement has been executed by the parties hereto as of the date first written above.

SARATOGA RESOURCES, INC., as Issuer		HARVEST OIL & GAS, LLC, as Credit Party

By:	/s/ Thomas F. Cooke	By:	/s/ Thomas F. Cooke

Name:	Thomas F. Cooke	Name:	Thomas F. Cooke

Its:	Chairman & CEO	Its:	Operating Manager

THE HARVEST GROUP LLC, as Credit Party		LOBO OPERATING, INC., as Credit Party

By:	/s/ Thomas F. Cooke	By:	/s/ Thomas F. Cooke

Name:	Thomas F. Cooke	Name:	Thomas F. Cooke

Its:	Operating Manager	Its:	President

LOBO RESOURCES, INC., as Credit Party

By:	/s/ Thomas F. Cooke

Name:	Thomas F. Cooke

Its:	President

SIGNATURE PAGE TO

FIFTH AMENDMENT TO FIRST LIEN FORBEARANCE AGREEMENT

BLACKSTONE / GSO CAPITAL SOLUTIONS FUND LP, as a Noteholder

By:	Blackstone / GSO Capital Solutions
Associates LLC,
its general partner

By:	/s/ Marisa Beeney

Name:	Marisa Beeney

Title:	Authorized Signatory

BLACKSTONE / GSO CAPITAL SOLUTIONS OVERSEAS MASTER FUND L.P., as a Noteholder

By:	Blackstone / GSO Capital Solutions
Overseas Associates LLC,
its general partner

By:	/s/ Marisa Beeney

Name:	Marisa Beeney

Title:	Authorized Signatory

SIGNATURE PAGE TO

FIFTH AMENDMENT TO FIRST LIEN FORBEARANCE AGREEMENT

STONEHILL MASTER FUND LTD., as a Noteholder

By:	/s/ Wayne Teetsel

Name:	Wayne Teetsel

Title:	Partner

STONEHILL INSTITUTIONAL PARTNERS, L.P., as a Noteholder

By:	/s/ Wayne Teetsel

Name:	Wayne Teetsel

Title:	Partner

SIGNATURE PAGE TO

FIFTH AMENDMENT TO FIRST LIEN FORBEARANCE AGREEMENT